UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2018

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance-Based Stock Option Awards

On April 7, 2018, the Board of Directors (the “Board”) of AcelRx Pharmaceuticals, Inc. (the “Company”), based upon the recommendation of the Compensation Committee of the Board, granted under the Company’s 2011 Equity Incentive Plan (the “Plan”) a new type of performance-based stock option award to its employees, including the Company’s named executive officers. An aggregate of approximately 917,543 shares subject to these performance-based stock options were awarded to the Company’s employees, including the following amounts for the following named executive officers:

Named Executive Officer	Performance-Based Stock Option Awards
Vincent Angotti, Chief Executive Officer	192,500
Raffi Asadorian, Chief Financial Officer	81,125
Anil Dasu, Chief Engineering Officer	63,250
Larry Hamel, Chief Development Officer	52,250
Pamela Palmer, Chief Medical Officer	95,150

Vesting of the performance-based stock options is as follows: 50% of the stock option award becomes vested and exercisable upon the Company’s achievement of commercial approval by the U.S. Food and Drug Administration (“FDA”) of its New Drug Application (“NDA”) for DSUVIA™ on or before February 15, 2019; and the remaining 50% of the award shall vest on the one-year anniversary of the date of such FDA approval, in all cases subject to continuous service to the Company. If FDA approval does not occur prior to February 15, 2019, the performance-based options shall expire unexercised. All of the performance-based options were granted with an exercise price of $2.23, the closing sales price as reported on the Nasdaq Global Market on April 9, 2018. The other terms of the performance-based option are substantially similar to the Board-approved form of option agreement used for time-based option grants under the Plan.

The summary description of the performance-based stock option is qualified in its entirety to the form of Performance-Based Stock Option Award that was approved by the Board on April 7, 2018, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and which is incorporated by reference herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2018	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian Chief Financial Officer